SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       THE SECURITIES EXCHANGE ACT OF 1934

 Date of Report (Date of earliest event reported): July 6, 2005 (May 23, 2005)

                              Market Central, Inc.

          Delaware                     0-22969                   59-3562953

(State or other jurisdiction   (Commission File ID No.)      (IRS Employer No.)
     of incorporation)

                         7810 Ballantyne Commons Parkway
                                    Suite 300
                               Charlotte, NC 28277
                    (Address of principal executive offices)

                                 (704) 319-2250
              (Registrant's telephone number, including area code)

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement

On May 23, 2005, E-Commerce Support Centers, Inc., a North Carolina corporation ("E-Commerce") and wholly-owned subsidiary of the Company entered into an Asset Purchase Agreement (the "Asset Purchase Agreement") with Customerlinx of North Carolina, Inc., a North Carolina corporation ("Customerlinx NC") and wholly-owned subsidiary of Customerlinx Corp., a Delaware corporation ("Customerlinx"), pursuant to which Customerlinx NC agreed to purchase substantially all of the assets of E-Commerce.

The Purchase Price for the assets is the sum of $1,100,000, and the assumption of $85,233.90 of net liabilities of E-Commerce (the "Liabilities"). As of the Closing, the E-Commerce owed Customerlinx the sum of $129,000 in management fess pursuant to a management agreement. Therefore, the parties agreed that, at the Closing, Customerlinx NC shall deliver a promissory note (the "Note") to E-Commerce in the amount of $971,000, and Customerlinx shall credit the sum of $129,000 to the unpaid management fees. The Note has a maturity date of 39 months, pays simple interest at five percent (5%), and is secured by certain assets of Customerlinx NC.

In the event that Customerlinx NC has not pre-paid the Note in full by May 31, 2006, then Customerlinx NC shall also pay to E-Commerce on or before July 31, 2006 an amount equal to (I) 0.75 multiplied by (II) the amount by which (A) the net income (which calculation shall only include expenses directly attributable to Customerlinx NC's operation of the Business in North Carolina and Allocable Corporate Expenses) that Customerlinx NC generates from its operation of the Business in North Carolina during the 12 months ending May 31, 2006 (i.e., the period commencing June 1, 2005 and ending May 31, 2006) exceeds (B) the greater of (i) zero or (ii) the net income or loss generated from the operation of the Business in North Carolina by E-Commerce and Customerlinx NC in the calendar year ending December 31, 2005.

In addition, pursuant to the Asset Purchase Agreement, Customerlinx agreed to guaranty the obligations of Customerlinx NC thereunder.

SECTION 2 - FINANCIAL INFORMATION

Item 2.01 Completion of Acquisition or Disposition of Assets

On May 23, 2005, E-Commerce completed the sale of substantially all of its assets pursuant to the Asset Purchase Agreement as described in Item 1.01.

E-Commerce was engaged in the business of operating a contact call center and related services and its assets consisted of contracts, leases, service agreements, vendor agreements, employment agreements, websites, URLs, intellectual property and other agreements.

SECTION 8 - OTHER EVENTS

Item 8.01 Other Events

On May 24, 2005, Market Central, Inc. issued a press release announcing that it has completed its previously announced sale of substantially all of the assets of E-Commerce, its contact call center located in Jacksonville, North Carolina. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.


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

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits

(a)   FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

      Not applicable.

(b)   PRO FORMA FINANCIAL INFORMATION.

      Condensed Consolidated Pro Forma Unaudited Balance Sheet as of February 28, 2005

      Condensed Consolidated Pro Forma Unaudited Statement of Operations for the Six Month Ended February 28, 2005

      Condensed Consolidated Pro Forma Unaudited Statement of Operations for the Year Ended August 31, 2004

      Notes to Condensed Consolidated Pro Forma Unaudited Financial Statements

               UNAUDITED PRO FORMA CONDENSED FINANCIAL INFORMATION

On May 23, 2005, the Company consummated the sale of its call center business segment in exchange for $1,180,000, comprised of a deferred purchase promissory note in the amount of $971,000 and the assumption of $209,000 of liabilities, net of transaction costs. The promissory note is payable at the rate of $25,000 per month including interest at 5% per annum on the unpaid balance until paid in full. The call center was the Company's principal revenue producing business segment. This sale results in the Company's principal assets and operations being its suite of software products and its intellectual property.

The Proforma Unaudited Financial Statements have been prepared by management of the Company in order to present consolidated financial position and results of operations of the Company as if the disposition had occurred as of February 28, 2005 for the pro forma condensed balance sheet and to give effect to the disposition of the call center segment, as if the transaction had taken place at September 1, 2003 for the pro forma condensed consolidated statement of operations for the six months ended February 28, 2005 and the year ended August 31, 2004.

The unaudited pro forma financial information is not necessarily indicative of the actual results of operations or the financial position which would have been attained had the disposition been consummated at either of the foregoing dates or which may be attained in the future.

                              Market Central, Inc.
            Unaudited Pro Forma Condensed Consolidated Balance Sheet
                                February 28, 2005

                                                                                   Pro Forma             Pro Forma
ASSETS                                                        Historical           Adjustments           Balance Sheet
Current Assets:

Cash and cash equivalents                                   $            --     $            --        $            --
Accounts receivable                                                 648,514                                    648,514
Accounts receivable - related parties                               428,747                                    428,747
Notes receivable                                                                        257,293(a)             257,293
Prepaid expenses and other assets                                    57,941                                     57,941
                                                            ---------------     ---------------        ---------------
Total Current Assets                                              1,135,202             257,293              1,392,495
Notes receivable                                                                        713,707(a)             713,707
Property and Equipment, net                                          10,423                                     10,423
Net assets from discontinued operations                             699,705                                   (699,705)(a)

Cash and cash equivalents                                   $            --     $            --
Restricted cash                                                     109,617                                    109,617
Goodwill                                                            745,050                                    745,050
Deposits and other                                                      426                                        426
Patents and trademarks, net of amortization                          48,657                                     48,657
                                                            ---------------     ---------------        ---------------

Total Assets                                                $     2,749,080     $       271,295        $     3,020,375
                                                            ===============     ===============        ===============

LIABILITIES AND DEFICIENCY IN STOCKHOLDERS' EQUITY

Current Liabilities:

Cash disbursed in excess of available funds                 $        83,472     $            --        $        83,472
Accounts payable and accrued liabilities                          3,468,388             (20,000)(a,b)        3,448,388
Note payable to related parties                                   2,912,465                                  2,912,465
Notes payable, current portion                                       48,597                                     48,597
Due to factor                                                       354,584                                    354,584
Accrued preferred stock dividend                                    139,529                                    139,529
Current portion of capital lease obligation                         523,921                                    523,921
                                                            ---------------     ---------------        ---------------
Total Current Liabilities                                         7,530,956                                  7,510,956

Capital lease obligation - long-term portion                         36,982                                     36,982

Liabilities from discontinued operations                            125,000            (125,000)(a)

Total Deficiency in Stockholders' Equity                         (4,943,858)            416,295(a,b)        (4,527,563)

Total Liabilities and Deficiency in Stockholders' Equity    $     2,749,080     $       271,295        $     3,020,375
                                                            ===============     ===============        ===============

Notes to unaudited Pro Forma Condensed Consolidated Financial Information

The pro forma unaudited condensed consolidated balance sheet was prepared assuming the disposition occurred as of September 1, 2004 and include pro forma adjustments as follows:

(a) To record transaction with Customer Linx of N.C., Inc for purchase of certain assets and assumption of certain liabilities of Ecom Support Centers, Inc. as follows:

              Promissory note                              $  971,000
              Liabilities assumed                             209,000
                       Total consideration                  1,180,000
              Less: Net book value of assets sold            (699,705)
              Pre-tax and after tax gain on sale           $  480,295

(b)   To accrue for estimated transaction costs as follows:
              Professional fees                            $   64,000
              Accrued transaction costs                    $   64,000

                              Market Central, Inc.
          Unaudited Pro Forma Condensed Consolidated Statement of Loss
                   For the Six Months ended February 28, 2005

                                                                     Pro Forma         Pro Forma
                                                 Historical         Adjustments   Statement of Operations
Revenues, net                                    $      6,784      $         --        $      6,784

Cost of sales                                           2,455                --               2,455
                                                 ------------      ------------        ------------
Gross profit                                            4,329                --               4,329

Operating expenses:
Selling, general and administrative                 1,451,734                             1,451,734
Depreciation and amortization                          22,863                                22,863
                                                 ------------      ------------        ------------
Total operating expenses                            1,474,597                             1,474,597

Loss from operations                               (1,470,268)                           (1,470,268)

Other income (Note K)                                 235,661                               235,661
Interest (expenses), net                              (44,499)                              (44,499)
                                                 ------------      ------------        ------------
Total other (income) expenses                         191,162                               191,162

Loss from continuing operations, before
income taxes and discontinued operations           (1,279,106)                           (1,279,106)
Provision for income taxes                                 --                --
                                                 ------------      ------------        ------------
Loss from continuing operations,
 before discontinued operations                    (1,279,106)                           (1,279,106)

Loss from discontinued operations                    (543,397)      543,397 (a)                  --

Net loss                                         $ (1,822,503)     $    543,397        $ (1,279,106)
                                                 ============      ============        ============

Cumulative convertible preferred stock
 dividend requirements                                (78,189)                              (78,189)
                                                 ------------                          ------------
Net loss attributable to common shareholders     $ (1,900,692)                         $ (1,357,295)
                                                 ============                          ============

Net (loss) per common share                      $      (0.15)                         $       (.10)
                                                 ============                          ============

Continuing operations:                                  (0.10)                                 (.10)
                                                 ============                          ============

Discontinued operations:                                (0.05)                                   --
                                                 ============                          ============

Weighted Average Shares Outstanding
Basic and assumed diluted                          12,786,954                            12,786,954
                                                 ============                          ============

                              Market Central, Inc.
               Pro Forma Condensed Consolidated Statement of Loss
                       For the Year ended August 31, 2004

                                                                           Pro Forma                  Pro Forma
                                                         Audited          Adjustments          Statement of Operations
Revenues, net                                    $       7,732,021      $      (7,702,432)(a)   $          29,589

Cost of sales                                            5,519,077             (5,511,365)(a)               7,712
                                                 -----------------      -----------------       -----------------
Gross profit                                             2,212,944             (2,191,067)                 21,877
Operating expenses:
Selling, general and administrative                      6,387,490             (4,208,659)(a)           2,178,831
                                                                                                        2,178,831
Depreciation and amortization                              576,115               (533,769)(a)              42,346
                                                 -----------------      -----------------       -----------------
Total operating expenses                                 6,963,605             (4,742,428)              2,221,177

Loss from operations                                    (4,750,661)            (2,551,361)(a)          (2,199,300)

Interest expense, net                                     (513,343)              (403,644)(a)            (109,699)
                                                 -----------------      -----------------       -----------------
Loss from continuing operations, before
income taxes and discontinued operations                (5,264,004)            (2,955,005)             (2,308,999)
Provision for income taxes                                      --                     --
Loss from continuing operations,
 before discontinued operations                         (5,264,004)            (2,955,005)             (2,308,999)

Loss from discontinued operations                       (2,419,163)                                    (2,419,163)
                                                 -----------------      -----------------       -----------------
Net loss                                                (7,683,167)            (2,955,005)             (4,728,162)
Preferred stock dividend - beneficial
  conversion feature                                      (875,000)                                      (875,000)
Cumulative convertible preferred stock
  dividend requirements                                    (61,067)                                       (61,067)
                                                 -----------------      -----------------       -----------------
Net loss attributable to common shareholders     $      (8,619,234)     $      (2,955,005)      $      (5,664,229)
                                                 =================      =================       =================

Net (loss) per common share                      $           (0.65)                             $            (.43)
                                                 =================                              =================

Continuing operations:                                       (0.47)                                          (.25)
                                                 =================                              =================

Discontinued operations:                         $           (0.18)                             $            (.18)
                                                 =================                              =================

Weighted Average Shares Outstanding
Basic and assumed diluted                               13,293,655                                     13,293,655
                                                 =================                              =================

Notes to unaudited Pro Forma Condensed Consolidated Financial Information

The pro forma unaudited condensed consolidated statements of loss for the six months ended February 28, 2005 and for the year ended August 31, 2004 have been presented assuming the disposition occurred as of September 1, 2003 and include pro forma adjustments as follows:

      (a) To remove the operations of the call center assets that was sold.

Note that the discontinued operations shown in the statement of loss for the year ended August 31, 2004 relate to the sale of another subsidiary of the Company.

(c) Exhibits

         10.1     Asset Purchase Agreement

         99.1 Press Release on sale of substantially all of the assets of E-Commerce.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                        Market Central, Inc.
                                        (Registrant)


Dated: July 6, 2005                 By: /s/ Clifford Clark
                                        ---------------------------------------
                                        Clifford Clark, Chief Financial Officer


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